UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): November 29, 2006


                               KEYSPAN CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    New York
                 (State or Other Jurisdiction of Incorporation)



       1-14161                                          11-3431358
(Commission File Number)                       (IRS Employer Identification No.)

              175 East Old Country Road, Hicksville, New York 11801
                 One MetroTech Center, Brooklyn, New York 11201
               (Address of Principal Executive Offices) (Zip Code)

                           (516) 755-6650 (Hicksville)
                            (718) 403-1000 (Brooklyn)
              (Registrant's Telephone Number, Including Area Code)



                                      N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13.e-4(c))

Cautionary Language Concerning Forward-Looking Statements
---------------------------------------------------------

     Certain statements contained herein are "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect numerous assumptions and estimates and involve a number of risks and uncertainties. For these statements, we claim the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995.

     There are possible developments that could cause our actual results to differ materially from those forecast or implied in the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this filing. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

     Among the factors that could cause actual results to differ materially are: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement with National Grid or the failure of the merger to close for any reason; volatility of energy prices used to generate electricity; fluctuations in weather and in gas and electric prices; general economic conditions, especially in the Northeast United States; our ability to successfully manage our cost structure and operate efficiently; our ability to successfully contract for natural gas supplies required to meet the needs of our customers; implementation of new accounting standards or changes in accounting standards or GAAP which may require adjustments to financial statements; inflationary trends and interest rates; the ability of KeySpan to identify and make complementary acquisitions, as well as the successful integration of such acquisitions; available sources and cost of fuel; creditworthiness of counterparties to derivative instruments and commodity contracts; the resolution of certain disputes with Long Island Power Authority ("LIPA") concerning each party's rights and obligations under various agreements; retention of key personnel; federal and state regulatory initiatives that threaten cost and investment recovery, and place limits on the type and manner in which we invest in new businesses and conduct operations; the impact of federal, state and local utility regulatory policies, legislation and orders on our regulated and unregulated businesses; potential write-down of our investment in natural gas properties when natural gas prices are depressed or if we have significant downward revisions in our estimated proved gas reserves; competition facing our unregulated Energy Services businesses; the degree to which we develop unregulated business ventures, as well as federal, state and local regulatory policies affecting our ability to retain and operate such business ventures profitably; a change in the fair value of our investments that could cause a significant change in the carrying value of such investments or the carrying value of related goodwill; timely receipts of payments from our two largest customers LIPA and the New York Independent System Operator changes in the UCAP pricing structure; timing of the approval of the 2006 LIPA Agreements and; other risks detailed from time to time in other reports and other documents filed by KeySpan with the Securities and Exchange Commission.

Item 1.01      Entry into a Material Definitive Agreement

               See Item 2.03 which is incorporated by reference into this
               Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Off-Sheet Balance Arrangement of a Registrant

On November 29, 2006, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York ("KEDNY") and KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island ("KEDLI"), both wholly-owned subsidiaries of KeySpan Corporation, each entered into a note purchase agreement with certain investors (each a "Note Purchase Agreement"), whereby each of KEDNY and KEDLI issued Senior Unsecured Notes ("Notes") in the amounts of $400 million and $100 million, respectively. Net proceeds from the sale of the Notes will be used to refinance existing indebtedness and/or for general corporate purposes.

The Notes were issued pursuant to a private placement and were exempt from registration under the Securities Act of 1933.

The Notes bear interest of 5.60% and mature on November 29, 2016. Each of KEDNY and KEDLI may, at its option, prepay at any time all, or any part of, the Notes in an amount not less than five percent (5.00%) of the aggregate principal amount of the Notes then outstanding, at 100% of the principal amount to be prepaid plus a make-whole amount determined for the prepayment date with respect to the prepayment amount. In the event of a default by KEDNY or KEDLI under the Note Purchase Agreement, the Notes may become due and payable for the unpaid principal amount, accrued interest and a make-whole amount determined as of the time of the default.

This description of the Note Purchase Agreements and the Notes are subject to, and qualified in their entirety by, reference to the KEDNY Note Purchase Agreement and the KEDLI Note Purchase Agreement, attached hereto as Exhibits
10.1 and 10.2, respectively, and the KEDNY Form of Note and KEDLI Form of Note, attached hereto as Exhibits 10.3 and 10.4, respectively.

Item 9.01.     Financial Statements and Exhibits.
               ----------------------------------

        Exhibits.

        10.1 Note Purchase Agreement, dated as of November 29, 2006, between KEDNY and certain investors for the issuance of $400 million of Senior Unsecured Notes, due November 29, 2016,

        10.2 Note Purchase Agreement, dated as of November 29, 2006, between KEDLI and certain investors for the issuance of $100 million of Senior Unsecured Notes, due November 29, 2016

        10.3        KEDNY Form of 5.60% Senior  Unsecured  Note due November 29,
                    2016

        10.4        KEDLI Form of 5.60% Senior  Unsecured  Note due November 29,
                    2016

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              KEYSPAN CORPORATION

Dated: December 5, 2006                       By:  /s/ Gerald Luterman
                                                   -------------------
                                              Name:  Gerald Luterman
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                INDEX TO EXHIBITS
                                -----------------


Exhibit No.  Exhibit                                                             Page
-----------  -------                                                             ----
10.1         Note Purchase Agreement, dated as of November 29, 2006,              7
             between KEDNY and certain investors for the issuance of
             $400 million of Senior Unsecured Notes, due November 29, 2016

10.2         Note Purchase Agreement, dated as of November 29, 2006,              50
             between KEDLI and certain investors for the issuance of
             $100 million of Senior Unsecured Notes, due November 29, 2016

10.3         KEDNY Form of 5.60% Senior Unsecured Note due November 29, 2016      93

10.4         KEDLI Form of 5.60% Senior Unsecured Note due November 29, 2016      95